UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

Viking Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43378	98-193516
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

900 Third Avenue, 18th Floor New York, NY 10022 (917) 423-7931	10022
(Zip Code)

(917) 423-7931

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	VII U	The New York Stock Exchange
Class A ordinary shares, $0.0001 par value	VII	The New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	VII WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

On June 30, 2026, the registration statement on Form S-1 (File No. 333-296719), as amended (the “Registration Statement”), relating to the initial public offering (the “IPO”) of Viking Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), was declared effective by the Securities and Exchange Commission.

On July 6, 2026, the Company consummated the IPO of 23,000,000 units (the “Units”), including 3,000,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (each an “Ordinary Share”), and one-third of one redeemable warrant of the Company (a “Public Warrant”), with each whole Public Warrant entitling the holder thereof to purchase one Ordinary Share at a price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

●	An Underwriting Agreement, dated July 1, 2026, by and between the Company and Cohen & Company Capital Markets, a Division of Cohen & Company Securities, LLC (“Cohen”), acting as representative of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriters by the Company, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	A Public Warrant Agreement, dated July 1, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●	A Private Warrant Agreement, dated July 1, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference;

●	An Insider Letter Agreement, dated July 1, 2026, by and among the Company, Viking Acquisition Sponsor II, LLC (the “Sponsor”) and each of its officers and directors named therein, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference (the “Insider Letter Agreement”);

●	A Registration Rights Agreement, dated July 1, 2026, by and among the Company, the Sponsor and Cohen, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated July 1, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●	An Administrative Services Agreement, dated July 1, 2026, by and between the Company and KingsRock Advisors, LLC, a Delaware limited liability company, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

●	An Indemnity Agreement, dated July 1, 2026, by and between the Company and Håkan Wohlin, the Chief Executive Officer and a director of the Company, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

●	An Indemnity Agreement, dated July 1, 2026, by and between the Company and Louis Jaffe, the chairman of the board of directors of the Company, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

●	An Indemnity Agreement, dated July 1, 2026, by and between the Company and Gil Ottensoser, the Chief Strategy Officer and a director of the Company, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

●	An Indemnity Agreement, dated July 1, 2026, by and between the Company and Philipp von Girsewald, the Chief Financial Officer of the Company, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference;

●	An Indemnity Agreement, dated July 6, 2026, by and between the Company and Fred Brettschneider, a director of the Company, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference;

●	An Indemnity Agreement, dated July 6, 2026, by and between the Company and Dr. Josef Ackermann, a director of the Company, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference;

●	An Indemnity Agreement, dated July 6, 2026, by and between the Company and Yassine Bouhara, a director of the Company, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference;

●	An Indemnity Agreement, dated July 6, 2026, by and between the Company and Seth Waugh, a director of the Company, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference;

●	A Private Placement Units Purchase Agreement, dated July 1, 2026 (the “Sponsor Units Purchase Agreement”), by and between the Company and the Sponsor, a copy of which are attached as Exhibit 10.13 hereto and incorporated herein by reference; and

●	An Underwriter Private Placement Units Purchase Agreement, dated July 1, 2026 (the “Cohen Units Purchase Agreement”), by and between the Company and Cohen, a copy of which are attached as Exhibit 10.14 hereto and incorporated herein by reference.

The material terms of each of the foregoing agreements are described in the prospectus that forms a part of the Registration Statement, and the descriptions of such terms are incorporated herein by reference. Each of the foregoing agreements, are attached hereto as exhibits to this Current Report on Form 8-K, as enumerated below in the table set forth in response to Item 9.01.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale and issuance of an aggregate of 610,000 private placement units (the “Private Placement Units”), consisting of the sale and issuance of (i) 300,000 Private Placement Units to the Sponsor at a price of $10.00 per unit under the Sponsor Units Purchase Agreement, generating gross proceeds to the Company of $3,000,000 and (ii) 310,000 Private Placement Units to Cohen at a price of $10.00 per unit under the Cohen Units Purchase Agreement, generating gross proceeds to the Company of $3,100,000, for aggregate gross proceeds to the Company of $6,100,000. Each Private Placement Unit consisted of one Ordinary Share and one-third of one redeemable warrant of the Company (a “Private Placement Warrant”), with each whole Private Placement Warrant entitling the holder thereof to purchase one Ordinary Share at a price of $11.50 per share, subject to adjustment. The Private Placement Units (and underlying securities) are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on July 1, 2026, each of Messrs. Wohlin, Jaffe, Ottensoser and von Girsewald entered into an indemnity agreement with the Company. When the election of Dr. Ackermann and Messrs. Brettschneider, Bouhara and Waugh as directors of the Company became effective on July 6, 2026, each of them entered into an indemnity agreement with the Company. On July 1, 2026, all directors, director nominees and officers of the Company along with the Sponsor and certain other security holders named therein, entered into the Insider Letter Agreement.

Other than the foregoing, none of the directors or officers of the Company is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Copies of the Insider Letter Agreement and indemnity agreements are attached as Exhibits 10.1 and 10.5 through 10.12 hereto, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the IPO, the Company adopted its First Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Articles”), effective July 1, 2026. The terms of the Amended and Restated Articles are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Articles is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events

In connection with the IPO, Dr. Ackermann and Messrs. Brettschneider and Waugh were appointed to the Audit Committee of the Company’s board of directors, with Mr. Brettschneider serving as chair of the Audit Committee; Messrs. Bouhara, Brettschneider and Waugh were appointed to the Compensation Committee of the Company’s board of directors, with Mr. Bouhara serving as chair of the Compensation Committee; and Messrs. Waugh, Bouhara and Brettschneider were appointed to the Nominating and Corporate Governance Committee of the Company’s board of directors, with Mr. Waugh serving as chair of the Nominating and Corporate Governance Committee.

A total of $230,000,000, consisting of the entirety of the proceeds received by the Company after deduction for commissions from the IPO and some proceeds from the sale of the Private Placement Units, were placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds in the trust account will not be released from the trust account until the earliest to occur of: (a) the completion of our initial business combination (including the release of funds to pay any amounts due to any public shareholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) in a manner that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete an initial business combination within the completion window or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares or pre-initial business combination activity, or (c) the redemption of our public shares if we are unable to complete our initial business combination within the completion window, subject to applicable law.

On July 1, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On July 6, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 1, 2026, by and between the Company and Cohen & Company Capital Markets, a Division of Cohen & Company Securities, LLC, as representative of the underwriters named therein.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Public Warrant Agreement, dated July 1, 2026, by and between the Company and Continental Stock Transfer & Trust Company.

4.2	Private Warrant Agreement, dated July 1, 2026, by and between the Company and Continental Stock Transfer & Trust Company.

10.1	Insider Letter Agreement, dated July 1, 2026, by and between the Company, Viking Acquisition Sponsor II, LLC and each of its officers and directors named therein.

10.2	Registration Rights Agreement, dated July 1, 2026, by and among the Company, the Sponsor and Cohen.

10.3	Investment Management Trust Agreement, dated July 1, 2026, by and between the Company and Continental Stock Transfer & Trust Company.

10.4	Administrative Services Agreement, dated July 1, 2026, by and between the Company and KingsRock Advisors, LLC.

10.5	Indemnity Agreement, dated July 1, 2026, by and between the Company and Håkan Wohlin.

10.6	Indemnity Agreement, dated July 1, 2026, by and between the Company and Louis Jaffe.

10.7	Indemnity Agreement, dated July 1, 2026, by and between the Company and Gil Ottensoser.

10.8	Indemnity Agreement, dated July 1, 2026, by and between the Company and Philipp von Girsewald.

10.9	Indemnity Agreement, dated July 6, 2026, by and between the Company and Fred Brettschneider.

10.10	Indemnity Agreement, dated July 6, 2026, by and between the Company and Dr. Josef Ackermann.

10.11	Indemnity Agreement, dated July 6, 2026, by and between the Company and Yassine Bouhara.

10.12	Indemnity Agreement, dated July 6, 2026, by and between the Company and Seth Waugh.

10.13	Private Placement Units Purchase Agreement, dated July 1, 2026, by and between the Company and the Sponsor.

10.14	Underwriter Private Placement Units Purchase Agreement, dated July 1, 2026, by and between the Company and Cohen & Company Capital Markets, a Division of Cohen & Company Securities, LLC.

99.1	Press Release, dated July 1, 2026.

99.2	Press Release, dated July 6, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING ACQUISITION CORP. II

Dated: July 7, 2026	By:	/s/ Håkan Wohlin
Håkan Wohlin
Chief Executive Officer